UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

     2691 Route 9, Suite 102, Malta, NY 12020
(Address of principal executive offices) (Zip code)

John B. Walthausen
Walthausen Funds
2691 Route 9, Suite 102, Malta, NY 12020
(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: January 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

TICKER WSCVX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
January 31, 2016

Walthausen Small Cap Value Fund
Annual Report
January 31, 2016

Dear Fellow Shareholders,

The fiscal year ended January 31, 2016 proved to be a very disappointing year. The Walthausen Small Cap Value Fund’s benchmark, the Russell 2000 Value Index, fell by 9.94% as small cap stocks lagged behind the larger cap stocks dramatically. For most of the year growth stocks performed very well, but in the final months of the year, as investors became increasingly risk adverse, growth stocks followed value stocks down.

In this environment the Fund struggled, registering a decline of 16.27% for the year. What happened? We had noted our concerns that stocks were too high and the markets’ appreciation since 2011 had been too consistent. So while, we watched the market indicators, we misread the signs indicating the market was poised for a decline. We know that the market is cyclical and, given that the economy had started to recover in 2009, the long term length of the expansion since that time suggested that we may be due for a slowdown. We reviewed the housing and construction sectors, the traditional source of cyclicality, but did not see signs of speculative excess, so we looked elsewhere. Credit reviews on auto loans has become too forgiving, but given the ease of repossession and the ease of liquidating collateral, we could not see a credit crisis developing here. We began to believe that the rush of capital into high tech startups could represent a bubble, but given that the money was coming from qualified investors, investors who could well afford to lose the entire investment, we did not see that as the source. We did take particular note of the decline in energy prices. However, here our conclusions focused on the positive side, particularly that the consumer would benefit from lower energy prices, both at the pump and in heating their homes. Likewise, we felt that industry, particularly the chemical industries, would benefit from lower natural gas and petroleum prices. While this has proved true, we did not focus on the extent that this would cause disinvestment by the “Sovereign Wealth Funds” (state-owned investment funds investing in global financial assets) and draw liquidity out of the market. Further, we viewed the issue with petroleum prices more as an excess supply rather than an issue of slowing demand. If we had focused more on the demand picture we would perhaps have seen the likely impact of slower growth and what the commodity price cycle could mean.

So where are we now? As we have progressed on the downside of the commodity price cycle, demand has slowed. This slowing has been across the board as businesses and, to a lesser extent consumers, understand that there can be substantial price benefit from deferring purchases and running down supplies while waiting for better prices. How far are we into that? We are not sure. This time around, China is the big international buyer and thus a major determinant of prices. However, data about consumption and inventories are unreliable (especially in China) and the massive expansion of credit within China makes the situation even more volatile. We do see that for almost all miners, drillers, etc., prices have fallen below fully loaded production cost and below marginal costs for some producers. Thus, we think that prices may be close to the bottom.

We should have been better prepared for the difficult times, given my repeated concerns about excessive valuations and the unabated upsweep of the market in general, even in the face of very moderate economic growth. However, we do not find that we are effective in timing the cycles and thus we stayed fully invested in companies where the stock appeared to offer potential for appreciation relative to other stocks. The greatest part of the underperformance can be attributed to sector allocation; we were too cyclically exposed. We were absent from the two best performing sectors, Utilities and Telecommunications Services. And while we were very light in our Energy exposure, we were heavy in Materials stocks where the rapid slide in a broad array of commodity prices afflicted many of our holdings. While some of the broader indicators of economic health

2016 Annual Report 1

such as new job creation suggested that the US economy was continuing to grow, the Consumer Discretionary and Industrial sectors did poorly, signaling the deterioration in demand which increasingly impacted the economy as the year unfolded. Unfortunately, we suffered from overexposure to those stocks. One bright spot was the Financial sector. This sector made up over 40% of the benchmark index, and while we were not willing to commit that large a portion of the Fund’s assets to that one group, we were heavily weighted in bank stocks. In general, they did well and our strategy of sticking with a diverse selection of quality banks aided our performance.

Looking at specific portfolio companies, we were in particular plagued by materials related stocks. In particular, Cliffs Natural (a miner of iron ore), Rayonier Advanced Materials (a producer of specialty cellulose based pulp) and Intrepid Potash (a miner of potash, a mineral used in agriculture). We have exited the first two names due to uncertainty about the timing of a recovery in demand and worries about those companies financial structure. We have retained Intrepid because their financial position continues liquid and they have some very low cost sources of Potash. We were also negatively impacted by the poor performance of Interval Leisure and Tutor Perini. We have retained positions in both stocks. On the positive side, we benefited from the acquisition of Remy International (an auto parts company) by BorgWarner and the proposed acquisition of First Niagara Financial Group (an upstate New York bank) by KeyBank. We also benefited from the appreciation of Eagle Bancorp (a Washington D. C. based bank); SYNNEX Corp (business services) and Cambrex Corporation (a life sciences company). We continue to hold positions in each of those three companies.

As we look at the new fiscal year, we are analyzing the December earning reports and the impact on stock valuations from the January sell off. The trends in sales are weak and they are challenged by slowing global economies and the strength of the dollar. Most of the companies which we own are taking actions to reduce cost and in most cases they are able to hold prices pretty well, taking advantage of lower energy and materials prices. In almost all cases the balance sheets are in very good shape with either very low levels of debt or a structure that is medium term, low interest rate and very light on covenants. We cannot predict at this point whether the slowdown that we have been seeing materialize will develop into a recession, and if it does, how deep and how long it will be. However, we are convinced that the portfolio is well positioned to reward patient shareholders.

Sincerely,

John B. Walthausen CFA

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-925-8428.

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain a copy of the Fund's prospectus, please visit our website at www.walthausenfunds.com or call 1-888-925-8428 and a copy will be sent to you free of charge. Distributed by Rafferty Capital Markets, LLC – Garden City, NY 11530.

2016 Annual Report 2

WALTHAUSEN SMALL CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION 1/31/16

NAV $15.87

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED JANUARY 31, 2016

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Walthausen Small Cap Value Fund	-16.27%	1.46%	6.39%	10.40%
Russell 2000® Value Index(B)	-9.94%	4.53%	6.17%	5.22%

Annual Fund Operating Expense Ratio (from Prospectus dated June 1, 2015): 1.23%

The Fund’s expense ratio for the fiscal year ended January 31, 2016 can be found in the financial highlights included in this report.

The Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the impact of breakpoints in expenses charged as described in Note 4.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund was February 1, 2008.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2016 Annual Report 3

WALTHAUSEN SMALL CAP VALUE FUND

WALTHAUSEN SMALL CAP VALUE FUND by Sectors (Unaudited) (as a percentage of Net Assets)

* Net Cash represents cash equivalents and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2016 Annual Report 4

EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees and IRA maintenance fees, and (2) ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on August 1, 2015 and held through January 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Ultimus Fund Solutions, LLC, the Fund’s transfer agent. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. You will be charged an annual maintenance fee of $15 for each tax deferred account you have with the Fund (“IRA maintenance fees”). To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2015 to
	August 1, 2015	January 31, 2016	January 31, 2016

Actual	$1,000.00	$831.74	$5.77

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2016 Annual Report 5

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2016
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
626,049	American Vanguard Corporation	$7,049,312	1.42%
Air Transportation, Nonscheduled
276,562	Era Group Inc. *	2,538,839	0.51%
Air-Condition & Warm Air Heating Equipment & Commercial &
Industrial Refrigeration Equipment
171,500	AAON Inc.	3,692,395	0.75%
Construction Machinery & Equipment
357,408	Columbus McKinnon Corporation	5,110,934	1.03%
Electronic Components & Accessories
710,525	Vishay Intertechnology Inc.	8,142,617	1.65%
Engines & Turbines
350,530	Briggs & Stratton Corporation	6,891,420	1.39%
Fabricated Plate Work (Boiler Shops)
249,253	Chart Industries, Inc. *	4,040,391
271,041	Global Power Equipment Group Inc.	710,127
		4,750,518	0.96%
Fire, Marine & Casualty Insurance
229,813	Horace Mann Educators Corporation	7,059,855
98,070	The Navigators Group, Inc. *	8,591,913
		15,651,768	3.16%
General Building Contractors - Nonresidential Buildings
555,190	Tutor Perini Corporation *	7,334,060	1.48%
Gold & Silver Ores
1,421,540	Nevsun Resources Ltd. (Canada)	3,823,943	0.77%
Greeting Cards
226,513	CSS Industries Inc.	6,344,629	1.28%
Heavy Construction Other Than Building Construction - Contractors
1,602,550	Great Lakes Dredge & Dock Corporation *	5,512,772	1.11%
Industrial Trucks, Tractors, Trailers & Stackers
10,814	Hyster-Yale Materials Handling, Inc.	561,679	0.11%
Instruments for Measuring & Testing of Electricity & Electric Signals
122,571	Allied Motion Technologies, Inc.	2,395,037	0.48%
Life Insurance
160,669	Primerica, Inc.	7,231,712	1.46%
Machine Tools, Metal Cutting Types
100,000	Hardinge Inc.	883,000	0.18%
Metal Forgings & Stampings
319,736	Materion Corp.	7,830,335
214,170	TriMas Corp. *	3,702,999
		11,533,334	2.33%
Millwood, Veneer, Plywood, & Structural Wood Members
967,820	Ply Gem Holdings, Inc. *	9,649,165	1.95%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
34,610	Ciner Resources LP	759,689	0.15%
Miscellaneous Business Credit Institution
1,625,720	Intrepid Potash, Inc. *	3,544,070	0.72%
Miscellaneous Fabricated Metal Products
1,369,130	Mueller Water Products, Inc. Series A	11,240,557	2.27%
Motor Homes
129,060	Winnebago Industries, Inc.	2,272,747	0.46%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2016 Annual Report 6

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2016
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Motor Vehicle Parts & Accessories
522,615	Horizon Global Corporation *	$4,990,973
618,945	Superior Industries International, Inc.	11,394,777
		16,385,750	3.31%
National Commercial Banks
163,248	City Holding Company	7,258,006
188,370	Community Bank System Inc.	7,090,247
490,820	First Financial Bancorp	7,853,120
274,120	WSFS Financial Corporation	7,965,927
		30,167,300	6.10%
Office Furniture (No Wood)
620,510	Steelcase Inc. Class A	7,917,708	1.60%
Operative Builders
527,530	M/I Homes, Inc. *	9,453,338	1.91%
Paints, Varnishes, Lacquers, Enamels & Allied Products
929,310	Ferro Corporation *	8,633,290	1.75%
Pharmaceutical Preparations
173,654	Cambrex Corporation *	6,015,375	1.22%
Plastics, Materials, Synth Resins & Nonvulcan Elastomers
181,670	Rogers Corporation *	8,623,875	1.74%
Plastic Material, Synth Resin/Rubber, Cellulos (No Glass)
542,012	Rayonier Advanced Materials Inc.	3,794,084	0.77%
Printed Circuit Boards
230,299	Kimball Electronics, Inc. *	2,312,202	0.47%
Pulp Mills
325,524	Mercer International Inc. (Canada)	2,392,601	0.48%
Pumps & Pumping Equipment
190,690	Ampco-Pittsburgh Corporation	1,986,990	0.40%
Radio & TV Broadcasting & Communication Equipment
87,611	Comtech Telecommunications Corp.	1,710,167	0.35%
Railroad Equipment
315,510	Freightcar America, Inc.	6,010,465
171,650	The Greenbrier Companies, Inc.	4,438,869
		10,449,334	2.11%
Real Estate Agents & Managers (For Others)
662,670	Interval Leisure Group, Inc.	7,806,253	1.58%
Refrigeration & Service Industries
39,931	Standex International Corp.	2,883,817	0.58%
Retail - Auto Dealers & Gasoline Stations
291,383	West Marine, Inc. *	2,409,737	0.49%
Retail - Eating Places
79,894	J. Alexander’s Holdings, Inc. *	753,400	0.15%
Retail - Variety Stores
266,220	Big Lots, Inc.	10,324,012	2.09%
Rolling Drawing & Extruding of Nonferrous Metals
108,630	Kaiser Aluminum Corporation	8,444,896	1.71%
Savings Institution, Federally Chartered
459,865	Dime Community Bancshares, Inc.	7,905,079	1.60%
Semiconductors & Related Devices
931,830	Amkor Technology, Inc. *	5,721,436	1.16%
Services - Business Services, NEC
1,043,548	Lionbridge Technologies, Inc. *	4,831,627	0.98%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2016 Annual Report 7

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2016
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Computer Integrated Systems Design
306,850	Convergys Corporation	$7,499,414
96,150	VASCO Data Security International, Inc. *	1,490,325
		8,989,739	1.82%
Services - Educational Services
188,820	American Public Education, Inc. *	2,979,580
599,840	Apollo Education Group, Inc. *	4,762,730
195,450	Capella Education Company	8,582,210
		16,324,520	3.31%
Services - Equipment Rental & Leasing, NEC
389,270	McGrath RentCorp	9,502,081	1.92%
Services - Home Health Care Services
251,346	Addus HomeCare Corporation *	5,331,049
248,560	LHC Group, Inc. *	9,425,395
		14,756,444	2.98%
Services - Miscellaneous Amusement & Recreation
647,570	SeaWorld Entertainment, Inc.	12,342,684	2.49%
Services - Nursing & Personal Care Facilities
887,618	Kindred Healthcare, Inc.	8,574,390	1.73%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
158,060	Stepan Company	7,106,378	1.44%
Special Industry Machinery, NEC
259,690	Amtech Systems, Inc. *	1,472,442	0.30%
State Commercial Banks
247,540	Bryn Mawr Bank Corp.	6,492,974
465,540	CVB Financial Corp.	7,127,417
147,497	Eagle Bancorp, Inc. *	6,967,758
171,580	Great Southern Bancorp, Inc.	6,806,579
189,610	Lakeland Financial Corporation	8,303,022
324,200	Southside Bancshares, Inc.	7,304,226
141,020	Stock Yards Bancorp, Inc.	5,511,062
288,130	TriCo Bancshares	7,350,196
1,242,356	TrustCo Bank Corp NY	6,832,958
379,480	Wilshire Bancorp, Inc.	4,018,693
		66,714,885	13.50%
Surety Insurance
1,464,070	NMI Holdings, Inc. - Class A *	7,686,368	1.55%
Textile Mill Products
216,590	Lydall Inc. *	6,118,667
291,628	Unifi, Inc. *	6,961,160
		13,079,827	2.64%
Title Insurance
713,840	Fidelity National Financial Ventures *	6,695,819	1.35%
Truck & Bus Bodies
114,011	Miller Industries, Inc.	2,450,096	0.50%
Water Supply
18,886	SJW Corp.	615,684	0.12%
Wholesale - Durable Goods
15,000	School Specialty, Inc. * **	945,000	0.19%
Wholesale - Electrical Apparatus & Equipment, Wiring Supplies
458,970	Houston Wire & Cable Company	2,528,925	0.51%
Wood Household Furniture, (No Upholstered)
319,382	Bassett Furniture Industries Inc.	9,552,716	1.93%
Total for Common Stocks (Cost $500,103,502)		$477,174,466	96.45%

* Non-Income Producing Securities. ** Level 2 Security. The accompanying notes are an integral part of these financial statements.

2016 Annual Report 8

Walthausen Small Cap Value Fund
	Schedule of Investments
	January 31, 2016
Shares	Fair Value	% of Net Assets
MONEY MARKET FUNDS
13,828,482 Fidelity Institutional Money Market Government Portfolio -
Class I 0.18% ***	$13,828,482	2.80%
(Cost $13,828,482)
Total Investment Securities	491,002,948	99.25%
(Cost $513,931,984)****
Other Assets in Excess of Liabilities	3,709,108	0.75%
Net Assets	$494,712,056	100.00%

*** Variable rate security; the yield rate shown represents the 7-day yield at January 31, 2016.
**** At January 31, 2016, tax basis cost of the Fund’s investments was $526,807,316 and the unreal-
ized appreciation and depreciation were $62,886,690 and ($98,691,058), respectively, with a net unrealized depreciation of ($35,804,368).

The accompanying notes are an integral part of these financial statements.

2016 Annual Report 9

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities
January 31, 2016

Assets:
Investment Securities at Fair Value	$491,002,948
(Cost $513,931,984)
Receivable for Securities Sold	4,778,898
Receivable for Shareholder Subscriptions	1,547,679
Receivable for Dividends and Interest	206,267
Total Assets	497,535,792
Liabilities:
Payable for Securities Purchased	1,232,438
Payable for Shareholder Redemptions	1,040,895
Payable to Advisor for Management Fees (Note 4)	427,795
Payable to Advisor for Service Fees (Note 4)	122,608
Total Liabilities	2,823,736
Net Assets	$494,712,056

Net Assets Consist of:
Paid In Capital	$529,606,203
Accumulated Undistributed Net Investment Income (Loss)	277,077
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(12,242,188)
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	(22,929,036)
Net Assets, for 31,182,272 Shares Outstanding	$494,712,056
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($494,712,056/31,182,272 shares)	$15.87
Redemption Price Per Share ($15.87 * 0.98) (Note 2)	$15.55

Statement of Operations
For the fiscal year ended January 31, 2016

Investment Income:
Dividends (Net of foreign withholding tax of $35,917)	$11,764,837
Interest	4,100
Total Investment Income	11,768,937
Expenses:
Management Fees (Note 4)	7,824,361
Service Fees (Note 4)	1,874,555
Total Expenses	9,698,916

Net Investment Income (Loss)	2,070,021

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	30,828,947
Net Change in Unrealized Appreciation (Depreciation) on Investments	(140,702,719)
Net Realized and Unrealized Gain (Loss) on Investments	(109,873,772)

Net Increase (Decrease) in Net Assets from Operations	$(107,803,751)

The accompanying notes are an integral part of these financial statements.

2016 Annual Report 10

Walthausen Small Cap Value Fund

Statements of Changes in Net Assets
	2/1/2015	2/1/2014
	to	to
	1/31/2016	1/31/2015
From Operations:
Net Investment Income (Loss)	$2,070,021	$(742,684)
Net Realized Gain (Loss) on Investments	30,828,947	112,793,320
Net Change in Unrealized Appreciation (Depreciation) on Investments	(140,702,719)	(83,803,536)
Increase (Decrease) in Net Assets from Operations	(107,803,751)	28,247,100
From Distributions to Shareholders:
Net Investment Income	(1,691,260)	-
Net Realized Gain from Security Transactions	(54,019,406)	(108,470,624)
Change in Net Assets from Distributions	(55,710,666)	(108,470,624)
From Capital Share Transactions:
Proceeds From Sale of Shares	145,931,898	194,973,875
Proceeds From Redemption Fees (Note 2)	13,968	33,673
Shares Issued on Reinvestment of Dividends	51,697,184	99,025,202
Cost of Shares Redeemed	(367,187,130)	(217,607,125)
Net Increase (Decrease) from Shareholder Activity	(169,544,080)	76,425,625

Net Increase (Decrease) in Net Assets	(333,058,497)	(3,797,899)

Net Assets at Beginning of Period	827,770,553	831,568,452
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of $277,077 and ($101,684))	$494,712,056	$827,770,553

Share Transactions:
Issued	7,057,446	8,241,166
Reinvested	2,884,887	4,497,057
Redeemed	(18,395,606)	(9,125,822)
Net Increase (Decrease) in Shares	(8,453,273)	3,612,401
Shares Outstanding Beginning of Period	39,635,545	36,023,144
Shares Outstanding End of Period	31,182,272	39,635,545

Financial Highlights
Selected data for a share outstanding
throughout the period:	2/1/2015		2/1/2014		2/1/2013		2/1/2012		2/1/2011
	to		to		to		to		to
	1/31/2016		1/31/2015		1/31/2014		1/31/2013		1/31/2012
Net Asset Value -
Beginning of Period	$20.88		$23.08		$20.04		$16.10		$16.19
Net Investment Income (Loss) (a)	0.06		(0.02)		(0.06)		0.03		(0.03)
Net Gain (Loss) on Securities
(Realized and Unrealized) (b)	(3.25)		0.93		4.29		4.64		0.15
Total from Investment Operations	(3.19)		0.91		4.23		4.67		0.12
Distributions (From Net Investment Income)	(0.05)		-		-		(0.02)		-
Distributions (From Realized Capital Gains)	(1.77)		(3.11)		(1.19)		(0.71)		(0.22)
Total Distributions	(1.82)		(3.11)		(1.19)		(0.73)		(0.22)
Proceeds from Redemption Fees (Note 2)	-	+	-	+	-	+	-	+	0.01
Net Asset Value -
End of Period	$15.87		$20.88		$23.08		$20.04		$16.10
Total Return (c)	(16.27)%		3.23%		20.82%		29.27%		0.95%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$494,712		$827,771		$831,568		$647,734		$324,281
Ratio of Expenses to Average Net Assets	1.25%		1.23%		1.24%		1.30%		1.32%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.27%		-0.09%		-0.24%		0.15%		-0.16%
Portfolio Turnover Rate	53.20%		69.42%		69.87%		52.63%		55.36%

+ Amount calculated is less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report 11

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SMALL CAP VALUE FUND
January 31, 2016

1.) ORGANIZATION
Walthausen Small Cap Value Fund (the “Fund”) was organized as a diversified series of the Walthausen Funds (the “Trust”) on January 14, 2008. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on February 1, 2008. As of January 31, 2016, there were two series authorized by the Trust. The Fund’s investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

After December 31, 2012, the Fund closed to new investors. However, you may purchase additional Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are: (i) a current Fund shareholder as of December 31, 2012; (ii) a participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of December 31, 2012; (iii) a broker/dealer wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of December 31, 2012 purchasing shares on behalf of new and existing clients; or (iv) a client who maintains a managed account with Walthausen & Co., LLC. Except as otherwise noted, these restrictions apply to investments made directly with the Fund through its transfer agent, investments made indirectly through financial institutions and investments made indirectly through financial intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Fund management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2016, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.

2016 Annual Report 12

Notes to Financial Statements - continued

The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2016, proceeds from redemption fees amounted to $13,968.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. As of January 31, 2016, paid in capital was increased by $13,344,214 and accumulated undistributed realized gain (loss) - net was decreased by $13,344,214 due to the usage of equalization for tax purposes.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits resulting in the excess portion of such dividends to be designated as return of capital. Annually, income or loss from MLPs is reclassified upon receipt of the MLPs K-1. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not

2016 Annual Report 13

Notes to Financial Statements - continued

yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at the net asset value and are classified as level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2016:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$476,229,466	$ 945,000	$0	$477,174,466
Money Market Funds	13,828,482	0	0	13,828,482
Total	$490,057,948	$ 945,000	$0	$491,002,948

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal year ended January 31, 2016. The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2016.

2016 Annual Report 14

Notes to Financial Statements - continued

The following table shows transfers between level 1 and level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$0	$945,000	$945,000	$0

Financial assets were transferred from level 1 to level 2 when the underlying position was not actively traded on January 31, 2016. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Services Agreement”), the Advisor is obligated to pay the operating expenses of the Fund excluding management fees, any 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million.

For the fiscal year ended January 31, 2016, the Advisor earned management fees totaling $7,824,361, of which $427,795 was due to the Advisor at January 31, 2016. For the same period, the Advisor earned service fees of $1,874,555, of which $122,608 was due to the Advisor at January 31, 2016.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid $4,000, for a total of $12,000, in Trustees’ fees plus travel and related expenses for the fiscal year ended January 31, 2016 for their services to the Fund. Under the Management Agreement, the Advisor pays these fees.

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Paid in capital at January 31, 2016 was $529,606,203 representing 31,182,272 shares outstanding.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended January 31, 2016, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $396,160,577 and $595,089,344, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2016, Charles Schwab & Co., Inc. located at 101 Montgomery Street, San Francisco, California, for the benefit of its clients, and NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, held, in aggregate, 35.00% and 45.95%, respectively, of the shares of the Fund, and therefore each may be deemed to control the Fund.

2016 Annual Report 15

Notes to Financial Statements - continued

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at January 31, 2016 was $526,807,316. At January 31, 2016, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$62,886,690	($98,691,058)	($35,804,368)

Distributions paid from:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2016	January 31, 2015
Ordinary Income .	$1,691,260	$-0-
Short-Term Capital Gain	4,085,938	22,657,109
Long-Term Capital Gain	49,933,468	85,813,515
	$55,710,666	$108,470,624

As of January 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$277,077
Undistributed long-term capital gains	633,144
Unrealized appreciation on investments – net	(35,804,368)
($34,894,147)

Book to tax differences are primarily attributable to the tax deferral of wash sales and the deferral of post-October losses. Deferred post-October losses totaled $10,366,973.

9.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. The Board of Trustees of the Fund approved the re-opening of the Fund to new investors and new accounts effective March 1, 2016. Management has concluded that there is no impact requiring adjustment or any other matters which require additional disclosure in the financial statements.

2016 Annual Report 16

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2016 Annual Report 17

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2016 Annual Report 18

ADDITIONAL INFORMATION
January 31, 2016
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On January 19, 2016 the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement (the “Agreement”) between the Trust and the Advisor (or “Management”), on behalf of the Walthausen Small Cap Value Fund. In reviewing the Agreement, the Board of Trustees received materials from the Advisor addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Advisor to discuss the terms of the Agreement. The Board reviewed the history of the Advisor, including background and investment management experience, as well as the Fund’s performance since inception, important factors relating to the Fund’s performance, the Advisor’s investment and research strategy, the Advisor’s strength of personnel, and expected expenses and revenue from the Fund.

As to the performance of the Fund, the materials included information regarding the Fund’s performance compared to a peer group of similar funds as well as the overall Morningstar Small Value category and the Russell 2000® Value Index. The Trustees discussed that the data showed the Fund underperformed its peer group, category and benchmark for the 1-year and 3-year periods ended November 30, 2015. The data also showed that the Fund outperformed its peer group, category and benchmark for the longer term period of 5-years, and outperformed its benchmark since inception through the period ended November 30, 2015. The Board noted that the Fund’s long-term performance continued to be very strong. Based on this review, the Independent Trustees concluded that the performance of the Advisor with respect to the Fund was acceptable.

As to the nature, extent and quality of the services provided by the Advisor, the Board analyzed the Advisor’s experience and capabilities. A representative of the Advisor summarized the information provided to the Board. The Board discussed the Advisor’s financial condition, the portfolio manager’s background and investment management experience. Management noted that there were no changes in the personnel managing the Fund. Management also noted that there were no changes to the business or organization of the Advisor, noting only one departure and two additions since inception of the Advisor in 2007 and no changes to the Advisor during the year. The Board pointed out that such consistency in personnel was exceptional; to which the Advisor noted that all of the staff members have a vested interest in the success of the firm. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s ADV and the Rule 17j-1 Code of Ethics certifications. The Board discussed the quality of the Advisor’s compliance efforts. The Board also reviewed the Advisor’s financial stability. They noted that both portfolio management and CCO services were acceptable. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were pleased and satisfied with the quality of services provided by the Advisor, and believe that the Advisor has the resources to meet its obligations under the Agreement.

As to the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor is paying substantially all ordinary operating expenses of the Fund pursuant to the Services Agreement. Additionally, the Advisor provides the Fund with officers, including the CCO, marketing support and office space. Under the Services Agreement, the Fund accrues a fee at an annual rate of 0.45% on the Fund’s average daily net assets up to $100 million, net assets between $100 million and $500 million are charged 0.25%, and the Services Agreement fee for average daily net assets in excess of $500 million are reduced to 0.15% . A representative of the Advisor reviewed a summary of the Advisor’s profitability resulting from the services provided to Small Cap. The analysis showed that the net profits from portfolio advisory services as well as the net profits overall. The Board concluded that the Advisor’s profitability was at an acceptable level, particularly in light of the extent and quality of the services being provided to the Fund. The Board noted that overall the Advisor was properly incentivized to provide robust services.

Turning to the level of expenses, the Board was presented with a comparative analysis of advisory fees and expense ratios based on publicly available data that was drawn from its peer group. It was also noted that the Advisor is responsible under the Services Agreement for paying nearly all of the Fund’s ordinary expenses. The data showed that the Fund’s net

2016 Annual Report 19

Additional Information (Unaudited) - continued

expense ratio was higher than the average net expense ratio for the peer group, but within the range of its peers. The Board also noted that the Fund’s net expense ratio was below the Morningstar category average. Additionally, it was noted that the management fee was above the peer group average and Morningstar category average, but also within the range of its peers. The Trustees reviewed information regarding fees charged by the Advisor for other client relationships. A representative of the Advisor noted that a number of the investment advisory relationships are in a sub-advisory capacity and consequently not comparable to the services provided to the Fund. The Trustees discussed the soft dollar benefits that the Adviser receives from Fund trades. Having considered the comparative data as described above, the Board concluded that the Fund’s management fee and expense ratio were reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether economies of scale have been realized with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Advisor agreed to breakpoints to the Services Agreement, therefore, as the Fund grows shareholders benefit from economies of scale. Additionally, the Trustees considered that after December 31, 2012, the Fund was closed to new investors with certain exceptions. It was also noted that while Small Cap was closed to new investors, the net assets of Small Cap can continue to grow through appreciation and through further investments of existing shareholders. The Trustees concluded that the breakpoints in the Services Agreement provide appropriate economies of scale to the shareholder. They concluded that breakpoints in the advisory fee were not necessary at this time.

The Independent Trustees then met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion. Upon reconvening the meeting, the Independent Trustees reported that after further consideration, they were pleased with the performance of the Advisor. It was the consensus of the Trustees, including the Independent Trustees that renewal of the Agreement would be in the best interest of the Fund.

2016 Annual Report 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Small Cap Value Fund (the “Fund”), a series of Walthausen Funds, as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Small Cap Value Fund as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
March 22, 2016

2016 Annual Report 21

TRUSTEES AND OFFICERS
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	2	None
Year of Birth: 1945	and Trustee		Co., LLC 9/1/07 to Present.

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer (2007 to	N/A	N/A
Year of Birth: 1958	and Chief		Present) and Managing Director
	Compliance		(2013 to Present), Walthausen &
	Officer		Co., LLC.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst (2007 to Present)	N/A	N/A
Year of Birth: 1969			and Managing Director (2013 to
Present), Walthausen & Co.,
LLC.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940,
as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Retired as of 5/10/13. Executive	2	None
Year of Birth: 1951	Trustee		Director, Fredric Remington Art
Museum, 8/15/05 to 5/10/13.

Hany A. Shawky	Independent	Since 2009	Professor of Finance at the University	2	None
Year of Birth: 1947	Trustee		at Albany, N.Y. Oct. 2007 to present.

John P. Mastriani	Independent	Since	Executive Vice President of The Ayco	2	None
Year of Birth: 1952	Trustee	July 2014	Company, L.P. (“Ayco”) a Goldman
Sachs Company that provides finan-
cial consulting and education ser-
vices, May 2012-March 2014. Senior
Vice President of Ayco, December
2003-May 2012.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-888-925-8428.

2016 Annual Report 22

Board of Trustees
Edward A. LaVarnway
John P. Mastriani
Hany A. Shawky
John B. Walthausen

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Ultimus Fund Solutions, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND
2691 Route 9, Suite 102
Malta, NY 12020

WALTHAUSEN SELECT VALUE FUND

INSTITUTIONAL CLASS TICKER WSVIX
RETAIL CLASS TICKER WSVRX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
January 31, 2016

Walthausen Select Value Fund
Annual Report
January 31, 2016

Dear Fellow Shareholders,

The fiscal year which ended January 31, 2016 was a difficult year with a fairly steady downdraft month after month with particularly sharp retreats in December and January. For the year, the Fund declined 9.23% (Institutional Class) versus the benchmark Russell 2500® Value decline of 8.97%, as smaller stocks trailed larger companies, particularly large cap growth stocks. Does this signal a recession or further market turmoil? We do know that market downturns, particularly a bear market, can signal a recession. However, typically the market anticipates the economic cycle, so by the time we recognize that we are in a recession the market starts to firm up and signal a recovery.

Looking at the returns versus the benchmark, the marginal slippage can be fully credited to adverse sector allocation. As is typical, we were without exposure to Utilities; a group that constitutes 8.5% of the benchmark and was the single sector which turned in a positive return. We were also underweight Financials with an average 27% allocation in the Fund compared 39% in the benchmark. Fortunately our allocation was concentrated in banks and insurance companies. Both those groups performed well and our selections did well. We were underweight in these more defensive sectors, as we generally are, and overweight the more cyclical groups (Industrial, Consumer Discretionary and Materials). The one shining allocation decision was to move out of Energy entirely.

We were pleased that our selection process did help returns. Our stock selections were most fruitful in the Financials sector where our strategy of investing in higher quality names paid off well. Two holdings stood out, Eagle Bancorp (a Washington D. C. based bank) and Signature Bank (a New York City bank), each of which had strong positive returns during the period. In addition the Fund's returns were boosted by takeover activity as both First Niagara and Symetra agreed to be acquired. Our poorest returning stocks came from five different sectors. Those with the greatest negative impact included Cliffs Natural (a miner of iron ore) and Ultra Petroleum (an oil and gas company). In both cases the value was destroyed by falling commodity prices - iron ore and natural gas respectively, as well as excess financial leverage. We have sold both from the Fund's portfolio. We also sold Swift Transportation (a trucking company), as business weakened and price competition proved greater than we expected, and DeVry Education (educational services) where we concluded that Federal government lawsuits challenging past advertising claims would put too much of a burden on the company and its shareholders. Of the five worst performers we retained only Kindred Healthcare (a healthcare services company). We believe that that Kindred's strategy of building a solid post-acute care system will be successful.

As we look forward we see a number of reasons to be concerned. First and foremost, we are hearing a steady drone of unenthusiastic fourth quarter reports accompanied by unenthusiastic forward guidance. Much of this relates to slowing world economies and the stronger US dollar. This leads us to believe that we will see at least a few quarters of economic weakness. Will it be more? We don't know. The Chinese economy has become so large that the success or failure of the transition from a rapidly developing, investment driven, export oriented economy to a slower growth consumer oriented economy is critically important to global economic health.

As I review the Fund's holdings, I am comfortable that the portfolio is well positioned. One of the ways I look at the portfolio is the balance between conservative and aggressive picks. I define conservative picks as companies with a proven business model, seasoned management team and sound balance sheet. These companies generally achieve well above average returns on equity without excess leverage. The more aggressive selections generally have something to prove. Often it is either a new strategy or a large acquisition to absorb, or new management which is making changes or excessive leverage that need to be addressed. Generally the mix for this portfolio is about 80% conservative and 20% aggressive. Currently the mix is 85% conservative. It is also worth noting that each of the six holdings that I would characterize as aggressive has a challenge which is unique to its own circumstances. Happily, the valuations of our holdings suggest that we are not paying up in valuation for this more conservative mix. Whether we look at the valuations stock by stock compared to 10 and 20 year norms, or whether we look at the blend of the portfolio compared to the benchmark, I feel that we are finding very good value for the Fund in the current market.

Sincerely,

John B. Walthausen CFA

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-925-8428.

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain a copy of the Fund's prospectus, please visit our website at www.walthausenfunds.com or call 1-888-925-8428 and a copy will be sent to you free of charge. Distributed by Rafferty Capital Markets, LLC – Garden City, NY 11530.

2016 Annual Report 1

WALTHAUSEN SELECT VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

1/31/16 Institutional Class NAV $13.19
1/31/16 Retail Class NAV $13.06

TOTAL RETURNS (%) AS OF JANUARY 31, 2016

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Walthausen Select Value Fund - Institutional Class	-9.23%	6.04%	8.20%	8.13%
Walthausen Select Value Fund - Retail Class	-9.50%	5.78%	7.92%	7.85%
Russell 2500® Value Index(B)	-8.97%	5.86%	7.53%	7.73%

Annual Fund Operating Expense Ratios (from Prospectus dated June 1, 2015): Institutional Class - Gross 1.45%, Net 1.20% Retail Class - 1.45%

The Advisor reimbursed and/or waived certain expenses of the Fund’s Institutional and Retail Classes. Absent that arrangement, the performance of the Classes would have been lower.

The Fund’s expense ratio for the fiscal year ended January 31, 2016 can be found in the financial highlights included in this report.

The Annual Fund Operating Expense Ratios reported above may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Select Value Fund was December 27, 2010.

(B)The Russell 2500® Value Index (whose composition is different from that of the Fund) measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2016 Annual Report 2

WALTHAUSEN SELECT VALUE FUND

WALTHAUSEN SELECT VALUE FUND by Sectors (Unaudited) (as a percentage of Net Assets)

* Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2016 Annual Report 3

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees and IRA maintenance fees, and (2) ongoing costs, including management fees, service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on August 1, 2015 and held through January 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Ultimus Fund Solutions, LLC, the Fund’s transfer agent. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. You will be charged an annual maintenance fee of $15 for each tax deferred account you have with the Fund (“IRA maintenance fees”). To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2015
	August 1, 2015	January 31, 2016	January 31, 2016

Actual	$1,000.00	$876.72	$5.68

Hypothetical**	$1,000.00	$1,019.16	$6.11
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the partial period).

Retail Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2015
	August 1, 2015	January 31, 2016	January 31, 2016

Actual	$1,000.00	$875.52	$6.85

Hypothetical**	$1,000.00	$1,017.90	$7.38
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the partial period).

2016 Annual Report 4

Walthausen Select Value Fund
		Schedule of Investments
		January 31, 2016
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
28,110	Assurant, Inc.	$2,285,624	2.60%
Air Transportation, Nonscheduled
55,550	Air Methods Corporation *	2,163,117	2.46%
Blankbooks, Looseleaf Binders & Bookbinding & Related Work
46,650	Deluxe Corporation	2,607,735	2.96%
Construction - Special Trade Contractors
52,840	Chicago Bridge & Iron Company N.V. (Netherlands)	2,051,249	2.33%
Converted Paper & Paperboard Products (No Containers/Boxes)
34,420	Avery Dennison Corp.	2,095,834	2.38%
Electrical Work
44,540	EMCOR Group, Inc.	2,035,478	2.31%
Electronic Components & Accessories
177,040	Vishay Intertechnology Inc.	2,028,878	2.31%
Fabricated Rubber Products, NEC
13,110	Carlisle Companies Incorporated	1,097,045	1.25%
Fire, Marine & Casualty Insurance
30,820	American Financial Group	2,187,604
80,550	Horace Mann Educators Corporation	2,474,496
		4,662,100	5.31%
Household Furniture
22,570	La-Z-Boy Incorporated	483,901	0.55%
Hospital & Medical Service Plans
39,180	Molina Healthcare, Inc. *	2,151,374	2.45%
Life Insurance
43,070	Primerica, Inc.	1,938,581	2.20%
Motor Vehicle Parts & Accessories
79,860	Allison Transmission Holdings, Inc.	1,899,869	2.16%
Office Machines, NEC
113,000	Pitney Bowes Inc.	2,212,540	2.52%
Plastic Materials, Synth Resin
67,890	PolyOne Corporation	1,837,103	2.09%
Plastics Products, NEC
34,930	AptarGroup, Inc.	2,546,397	2.89%
Railroad Equipment
84,365	Trinity Industries, Inc.	1,807,098	2.05%
Retail - Food Stores
77,720	GNC Holdings, Inc. Class A	2,176,937	2.47%
Retail - Variety Stores
65,420	Big Lots, Inc.	2,536,988	2.88%
Services - Computer Processing & Data Preparation
20,210	DST Systems, Inc.	2,130,336	2.42%
Services - Computer Programming, Data Processing, Etc.
109,730	Rackspace Hosting, Inc. *	2,217,643	2.52%
Services - Equipment Rental & Leasing, NEC
96,290	McGrath RentCorp	2,350,439	2.67%
Services - Hospitals
72,300	HealthSouth Corp.	2,587,617	2.94%
Services - Miscellaneous Amusement & Recreation
106,550	SeaWorld Entertainment, Inc.	2,030,843	2.31%
Services - Nursing & Personal Care Facilities
215,780	Kindred Healthcare, Inc.	2,084,435	2.37%
Services - Personal Services
19,650	UniFirst Corporation	2,069,145	2.35%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2016 Annual Report 5

Walthausen Select Value Fund
		Schedule of Investments
		January 31, 2016
Shares		Fair Value	% of Net Assets
COMMON STOCKS
State Commercial Banks
35,180	Bank of Hawaii Corporation	$2,108,338
51,489	Commerce Bancshares, Inc.	2,117,743
50,210	Eagle Bancorp, Inc. *	2,371,920
49,870	Independent Bank Corp.	2,279,558
50,310	PrivateBancorp, Inc.	1,893,165
15,800	Signature Bank Corp. *	2,201,572
		12,972,296	14.77%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
168,810	Commercial Metals Company	2,349,835	2.67%
Surety Insurance
106,760	Essent Group Ltd. *	1,918,477	2.18%
Transportation Services
61,260	GATX Corporation	2,510,435	2.85%
Water Transportation
41,900	Kirby Corporation *	2,122,235	2.41%
Wholesale - Electronic Parts & Equipment, NEC
48,370	Avnet, Inc.	1,930,930	2.19%
Total for Common Stocks (Cost $84,291,336)		$79,892,514	90.82%
REAL ESTATE INVESTMENT TRUSTS
112,625	OUTFRONT Media Inc.	2,449,594	2.78%
	(Cost $3,091,410)
MONEY MARKET FUNDS
5,729,022	Fidelity Institutional Money Market Government Portfolio -
	Class I 0.18% **	5,729,022	6.51%
	(Cost $5,729,022)
Total Investment Securities		88,071,130	100.11%
	(Cost $93,111,768)***
Liabilities in Excess of Other Assets		(99,050)	-0.11%
Net Assets		$87,972,080	100.00%

* Non-Income Producing Securities.
** Variable rate security; the yield rate shown represents the 7-day yield at January 31, 2016.
*** At January 31, 2016, tax basis cost of the Fund’s investments was $98,046,745 and the unrealized appreciation and depreciation were $4,469,794 and ($14,445,409), respectively, with a net unrealized depreciation of ($9,975,615).

The accompanying notes are an integral part of these financial statements.

2016 Annual Report 6

Walthausen Select Value Fund

Statement of Assets and Liabilities
January 31, 2016
Assets:
Investment Securities at Fair Value	$88,071,130
(Cost $93,111,768)
Receivable for Dividends and Interest	31,140
Receivable for Securities Sold	2,429,238
Receivable for Shareholder Subscriptions	226,980
Total Assets	90,758,488
Liabilities:
Payable for Securities Purchased	2,556,297
Payable for Shareholder Redemptions	134,541
Payable to Advisor for Management Fees (Note 4)	72,769
Payable to Advisor for Service Fees (Note 4)	22,801
Total Liabilities	2,786,408
Net Assets	$87,972,080
Net Assets Consist of:
Paid In Capital	$98,933,557
Accumulated Undistributed Net Investment Income (Loss)	48,391
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(5,969,230)
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	(5,040,638)
Net Assets	$87,972,080

Institutional Class
Net Assets	$48,191,183
Shares Outstanding
(Unlimited shares authorized)	3,654,071
Net Asset Value and Offering Price Per Share	$13.19
Redemption Price Per Share ($13.19 * 0.98) (Note 2)	$12.93

Retail Class
Net Assets	$39,780,897
Shares Outstanding
(Unlimited shares authorized)	3,046,474
Net Asset Value and Offering Price Per Share	$13.06
Redemption Price Per Share ($13.06 * 0.98) (Note 2)	$12.80

Statement of Operations
For the fiscal year ended January 31, 2016
Investment Income:
Dividends (Net of foreign withholding tax of $2,202)	$1,567,949
Interest	933
Total Investment Income	1,568,882
Expenses:
Management Fees (Note 4)	891,074
Service Fees (Note 4)	400,984
Total Expenses	1,292,058
Less: Waived Service Fees (Note 4)	(130,539)
Net Expenses	1,161,519
Net Investment Income (Loss)	407,363
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(5,931,817)
Net Change In Unrealized Appreciation (Depreciation) on Investments	(4,482,960)
Net Realized and Unrealized Gain (Loss) on Investments	(10,414,777)
Net Increase (Decrease) in Net Assets from Operations	$(10,007,414)

The accompanying notes are an integral part of these financial statements.

2016 Annual Report 7

Walthausen Select Value Fund

Statements of Changes in Net Assets
	2/1/2015	2/1/2014
	to	to
	1/31/2016	1/31/2015
From Operations:
Net Investment Income (Loss)	$407,363	$564,207
Net Realized Gain (Loss) on Investments	(5,931,817)	2,980,661
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,482,960)	(5,059,388)
Increase (Decrease) in Net Assets from Operations	(10,007,414)	(1,514,520)
From Distributions to Shareholders:
Net Investment Income
Institutional Class	(243,150)	(422,282)
Retail Class	(106,296)	(151,767)
Net Realized Gain from Security Transactions
Institutional Class	(360,733)	(1,870,369)
Retail Class	(291,070)	(855,570)
Change in Net Assets from Distributions	(1,001,249)	(3,299,988)
From Capital Share Transactions:
Proceeds From Sale of Shares
Institutional Class	31,039,191	24,479,055
Retail Class	31,626,681	28,057,908
Proceeds From Redemption Fees (Note 2)
Institutional Class	2,609	1,306
Retail Class	2,261	582
Shares Issued on Reinvestment of Dividends
Institutional Class	602,546	2,280,021
Retail Class	396,789	1,005,287
Cost of Shares Redeemed
Institutional Class	(24,490,758)	(7,808,957)
Retail Class	(13,067,370)	(5,733,526)
Net Increase (Decrease) from Shareholder Activity	26,111,949	42,281,676
Net Increase (Decrease) in Net Assets	15,103,286	37,467,168
Net Assets at Beginning of Period	72,868,794	35,401,626
Net Assets at End of Period (Including Accumulated Undistributed	$87,972,080	$72,868,794
Net Investment Income (Loss) of $48,391 and ($9,820), respectively)
Share Transactions:
Issued
Institutional Class	2,115,415	1,517,707
Retail Class	2,110,687	1,769,623
Reinvested
Institutional Class	42,195	147,861
Retail Class	28,062	65,791
Redeemed
Institutional Class	(1,685,093)	(499,005)
Retail Class	(883,621)	(363,045)
Net Increase (Decrease) in Shares	1,727,645	2,638,932

The accompanying notes are an integral part of these financial statements.

2016 Annual Report 8

Walthausen Select Value Fund

Financial Highlights - Institutional Class
Selected data for a share outstanding throughout the period:	2/1/2015		2/1/2014		2/1/2013		2/1/2012	2/1/2011
	to		to		to		to	to
	1/31/2016		1/31/2015		1/31/2014		1/31/2013	1/31/2012
Net Asset Value -
Beginning of Period	$14.70		$15.19		$12.01		$10.23	$10.04
Net Investment Income (Loss) (a)	0.08		0.17		(0.01)		(0.01)	0.00
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	(1.42)		0.10		3.54		2.24	0.19
Total from Investment Operations	(1.34)		0.27		3.53		2.23	0.19
Distributions (From Net Investment Income)	(0.07)		(0.14)		-		-	-
Distributions (From Capital Gains)	(0.10)		(0.62)		(0.35)		(0.45)	-
Total Distributions	(0.17)		(0.76)		(0.35)		(0.45)	-
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	-
Net Asset Value -
End of Period	$13.19		$14.70		$15.19		$12.01	$10.23
Total Return (c)	(9.23)%		1.57%		29.31%		22.08%	1.89%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$48,191		$46,778		$30,600		$15,044	$1,253
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.45%		1.45%		1.45%		1.45%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%		0.83%		-0.33%		-0.13%	-0.05%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.20%		1.20%		1.20%		1.39%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%		1.08%		-0.08%		-0.08%	-0.05%
Portfolio Turnover Rate	62.54%		75.83%		77.67%		36.16%	94.46%

Walthausen Select Value Fund

Financial Highlights - Retail Class
Selected data for a share outstanding throughout the period:	2/1/2015		2/1/2014		2/1/2013		2/1/2012	2/1/2011
	to		to		to		to	to
	1/31/2016		1/31/2015		1/31/2014		1/31/2013	1/31/2012
Net Asset Value -
Beginning of Period	$14.57		$15.05		$11.94		$10.19	$10.04
Net Investment Income (Loss) (a)	0.05		0.16		(0.05)		(0.04)	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	(1.42)		0.09		3.51		2.24	0.21
Total from Investment Operations	(1.37)		0.25		3.46		2.20	0.15
Distributions (From Net Investment Income)	(0.04)		(0.11)		-		-	-
Distributions (From Capital Gains)	(0.10)		(0.62)		(0.35)		(0.45)	-
Total Distributions	(0.14)		(0.73)		(0.35)		(0.45)	-
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	-
Net Asset Value -
End of Period	$13.06		$14.57		$15.05		$11.94	$10.19
Total Return (c)	(9.50)%		1.46%		28.89%		21.88%	1.49%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$39,781		$26,091		$4,802		$145	$16
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.45%		1.45%		1.47%		1.70%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%		0.98%		-0.37%		-0.38%	-0.55%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.45%		1.45%		1.45%		1.64%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%		0.98%		-0.35%		-0.32%	-0.55%
Portfolio Turnover Rate	62.54%		75.83%		77.67%		36.16%	94.46%

+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report 9

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SELECT VALUE FUND
January 31, 2016

1.) ORGANIZATION
Walthausen Select Value Fund (the “Fund”) was organized as a diversified series of the Walthausen Funds (the “Trust”) on December 1, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on December 27, 2010. As of January 31, 2016, there were two series authorized by the Trust. The Fund currently offers Institutional Class shares and Retail Class shares. Prior to January 30, 2013 the Institutional Class was named the Investor Class. The classes differ principally in their respective distribution expenses and arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Prior to June 1, 2013, Retail Class shares of the Fund were subject to Rule 12b-1 distribution fees. While the Fund does not currently charge any Rule 12b-1 distribution fees, the Fund does reserve the right to pay or accrue such fees upon notice to shareholders. The Fund’s investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2012 -2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2016, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2016, proceeds from redemption fees amounted to $2,609 and $2,261 for Institutional Class shares and Retail Class shares, respectively.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deductions. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of

2016 Annual Report 10

Notes to Financial Statements - continued

certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

2016 Annual Report 11

Notes to Financial Statements - continued

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at the net asset value and are classified as level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2016:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$79,892,514	$0	$0	$79,892,514
Real Estate Investment Trusts	2,449,594	0	0	2,449,594
Money Market Funds	5,729,022	0	0	5,729,022
Total	$88,071,130	$0	$0	$88,071,130

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 2 or level 3 assets during the fiscal year ended January 31, 2016. There were no transfers into or out of the levels during the fiscal year ended January 31, 2016. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2016.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the

2016 Annual Report 12

Notes to Financial Statements - continued

Fund. For the fiscal year ended January 31, 2016, the Advisor earned management fees totaling $891,074, of which $72,769 was due to the Advisor at January 31, 2016.

Under the terms of the Services Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Services Agreement”), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, any 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million. The Advisor has contractually agreed to waive, for the Institutional Class shares through May 31, 2016, 0.25% of the applicable Services Agreement fees for the class’ average daily net assets up to $100 million. The Advisor may not terminate the fee waiver before May 31, 2016.

For the fiscal year ended January 31, 2016, the Advisor earned service fees of $400,984, of which $22,801 was due to the Advisor at January 31, 2016. Service fees totaling $130,539 were waived with no recapture provision for the fiscal year ended January 31, 2016 for the Institutional Class.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid $4,000, for a total of $12,000, in Trustees’ fees plus travel and related expenses for the fiscal year ended January 31, 2016 for their services to the Fund. Under the Management Agreement, the Advisor pays these fees.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Advisor for services rendered and expenses borne in connection with brokerage platform fees. This Distribution Plan provides that the Fund may pay the annual rate of up to 0.25% of the average daily net assets of the Fund’s Retail Class shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s shares. Effective June 1, 2013, the Fund does not currently pay or accrue any distribution fees for Retail Class shares; however, the Fund reserves the right to pay or accrue such fees in the future upon notice to shareholders.

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Paid in capital at January 31, 2016 was $98,933,557 representing 3,654,071 Institutional Class shares outstanding and 3,046,474 Retail Class shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended January 31, 2016, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $75,825,743 and $52,928,328, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under Section 2(a)(9) of the 1940 Act. As of January 31, 2016, Charles Schwab & Co., Inc. located in San Francisco, California, and NFS, LLC located in New York, New York, each for the benefit of its clients, held, in aggregate, 48.16% and 36.03%, respectively, of the Institutional Class shares of the Fund, and therefore each may be deemed to control the Institutional Class. As of January 31, 2016, NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, held, in aggregate, 80.91%, of the shares of the Retail Class shares of the Fund, and therefore may be deemed to control the Retail Class.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at January 31, 2016 was $98,046,745. At January 31, 2016, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

2016 Annual Report 13

Notes to Financial Statements - continued

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$4,469,794	($14,445,409)	($9,975,615)

Distributions paid from Institutional Class:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2016	January 31, 2015
Ordinary Income	$ 243,150	$ 422,282
Short-Term Capital Gain	127,745	1,482,573
Long-Term Capital Gain	232,988	387,796
	$ 603,883	$ 2,292,651

Distributions paid from Retail Class:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2016	January 31, 2015
Ordinary Income	$ 106,296	$ 151,767
Short-Term Capital Gain	103,075	678,179
Long-Term Capital Gain	187,995	177,391
	$ 397,366	$ 1,007,337

As of January 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$48,391
Accumulated capital loss	(1,034,253)
Unrealized depreciation on investments – net	(9,975,615)
$(10,961,447)

Book to tax differences are primarily attributable to the tax deferral of wash sales and the deferral of post-October losses. Deferred post-October losses totaled $4,515,827.

10.) CAPITAL LOSS CARRYFORWARDS
As of January 31, 2016, the Fund had available for federal tax purposes an unused capital loss carryforward of $1,034,253, of which the entire amount is short-term with no expiration.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

2016 Annual Report 14

ADDITIONAL INFORMATION
January 31, 2016
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On January 19, 2016 the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement (the “Agreement”) between the Trust and the Advisor (or “Management”), on behalf of the Walthausen Select Value Fund. In reviewing the Agreement, the Board of Trustees received materials from the Advisor addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Advisor to discuss the terms of the Agreement. The Board reviewed the history of the Advisor, including background and investment management experience, as well as the Fund’s performance since inception, important factors relating to the Fund’s performance, the Advisor’s investment and research strategy, the Advisor’s strength of personnel, and expected expenses and revenue from the Fund.

As to the performance of the Fund, the materials included information regarding the Fund’s performance compared to a peer group of similar funds as well as the overall Morningstar Small Value category and the Russell 2500® Value Index. The Trustees noted that the data showed that the Fund underperformed its peer group, category and benchmark for the 1-year period ended November 30, 2015. They also noted that the data showed that the Fund outperformed its benchmark since inception through November 30, 2015. Based on this review, the Independent Trustees concluded that, while recent performance was not as strong as the longer time periods, overall the performance of the Advisor with respect to the Fund was acceptable.

As to the nature, extent and quality of the services provided by the Advisor, the Board analyzed the Advisor’s experience and capabilities. A representative of the Advisor summarized the information provided to the Board. The Board discussed the Advisor’s financial condition, the portfolio manager’s background and investment management experience. Management noted that there were no changes in the personnel managing the Fund. Management also noted that there were no changes to the business or organization of the Advisor, noting only one departure and two additions since inception of the Advisor in 2007 and no changes to the Advisor during the year. The Board pointed out that such consistency in personnel was exceptional; to which the Advisor noted that all of the staff members have a vested interest in the success of the firm. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s ADV and the Rule 17j-1 Code of Ethics certifications. The Board discussed the quality of the Advisor’s compliance efforts. The Board also reviewed the Advisor’s financial stability. They noted that both portfolio management and CCO services were acceptable. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were pleased and satisfied with the quality of services provided by the Advisor, and believe that the Advisor has the resources to meet its obligations under the Agreement.

As to the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor is paying substantially all ordinary operating expenses of the Fund pursuant to the Services Agreement. Additionally, the Advisor provides the Fund with officers, including the CCO, marketing support and office space. Continuing, the Trustees considered that the Retail Class Shares may be subject to a distribution expense of 0.25% of the class’ average daily net assets in accordance with Rule 12b-1 under the 1940 Act. However, they also noted that effective June 1, 2013, the Fund no longer pays or accrues any distribution fees for the Retail Class. Under the Services Agreement, the Fund accrues a fee at an annual rate of 0.45% on the Fund’s average daily net assets up to $100 million, net assets between $100 million and $500 million are charged 0.25%, and Services Agreement fees for average daily net assets in excess of $500 million are reduced to 0.15% . Also, The Trustees noted that the Advisor has contractually agreed to waive, for the Institutional Class Shares through May 31, 2016, 0.25% of the applicable Service Agreement fees for the class’ average daily net assets up to $100 million. A representative of the Advisor reviewed a summary of the Advisor’s profitability resulting from the services provided to the Fund. The analysis showed that the net profits from portfolio advisory services as well as the net profits overall. The Board concluded that the Advisor’s profitability was at an acceptable level, particularly in light of the extent and quality of the services being provided to the Fund. The Board noted that overall the Advisor was properly incentivized to provide robust services.

2016 Annual Report 15

Additional Information (Unaudited) - continued

Turning to the level of expenses, the Board was presented with a comparative analysis of advisory fees and expense ratios based on publicly available data that was drawn from its peer group. It was also noted that the Advisor is responsible under the Services Agreement for paying nearly all of the Fund’s ordinary expenses. The data showed that Institutional Class net expense ratio was below the average net expense ratio for the peer group and below the Morningstar category average. The Retail Class net expense ratio was above the average net expense ratios of the peer group and the Morningstar category average, but the Retail Class net expense ratio was noted to be within the range of the peer group. Additionally, it was noted that the management fee was above the peer group average and Morningstar category average, but also within the range of the peer group. The Trustees reviewed information regarding other accounts managed with a similar investment strategy. The Trustees reviewed information regarding fees charged by the Advisor for other client relationships. The Trustees discussed the soft dollar benefits that the Advisor receives from Fund trades. Having considered the comparative data as described above, the Board concluded that the Fund’s management fee and expense ratio were reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether economies of scale have been realized with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees concluded that the breakpoints in the Services Agreement provide appropriate economies of scale to the shareholder as the Fund grows. They concluded that breakpoints in the advisory fee were not necessary at this time.

The Independent Trustees then met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion. Upon reconvening the meeting, the Independent Trustees reported that after further consideration, they were pleased with the performance of the Advisor. It was the consensus of the Trustees, including the Independent Trustees that renewal of the Agreement would be in the best interest of the Fund.

2016 Annual Report 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Select Value Fund (the “Fund”), a series of Walthausen Funds, as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Select Value Fund as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
March 22, 2016

2016 Annual Report 17

TRUSTEES AND OFFICERS
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	2	None
Year of Birth: 1945	and Trustee		Co., LLC 9/1/07 to Present.

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer (2007 to	N/A	N/A
Year of Birth: 1958	and Chief		Present) and Managing Director
	Compliance		(2013 to Present), Walthausen &
	Officer		Co., LLC.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst (2007 to Present)	N/A	N/A
Year of Birth: 1969			and Managing Director (2013 to
Present), Walthausen & Co.,
LLC.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940,
as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Retired as of 5/10/13. Executive	2	None
Year of Birth: 1951	Trustee		Director, Fredric Remington Art
Museum, 8/15/05 to 5/10/13.

Hany A. Shawky	Independent	Since 2009	Professor of Finance at the University	2	None
Year of Birth: 1947	Trustee		at Albany, N.Y. Oct. 2007 to present.

John P. Mastriani	Independent	Since	Executive Vice President of The Ayco	2	None
Year of Birth: 1952	Trustee	July 2014	Company, L.P. (“Ayco”) a Goldman
Sachs Company that provides finan-
cial consulting and education ser-
vices, May 2012-March 2014. Senior
Vice President of Ayco, December
2003-May 2012.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-888-925-8428.

2016 Annual Report 18

Board of Trustees
Edward A. LaVarnway
John P. Mastriani
Hany A. Shawky
John B. Walthausen

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Ultimus Fund Solutions, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Select Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SELECT VALUE FUND
2691 Route 9, Suite 102
Malta, NY 12020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John P. Mastriani is an audit committee finical expert. Mr. Mastriani is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 1/31/16	FYE 1/31/15
Audit Fees	$24,600	$24,600
Audit-Related Fees	$1,200	$1,200
Tax Fees	$6,100	$12,000
All Other Fees	$1,000	$1,000

Nature of Audit-Related Fees: Consent Fee.
Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 1/31/16	FYE 1/31/15
Registrant	$7,100	$13,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/John B. Walthausen John B. Walthausen President

Date: March 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/John B. Walthausen John B. Walthausen President

Date: March 23, 2016

By: /s/Stanley M. Westhoff Jr. Stanley M. Westhoff Jr. Chief Financial Officer

Date: March 23, 2016